                        METROPOLITAN SERIES FUND, INC.

                        SUPPLEMENT DATED AUGUST 1, 1997
                                      TO
                        PROSPECTUS DATED MARCH 3, 1997

  This supplements the information contained in the prospectus ("Prospectus") and Statement of Additional Information ("SAI") of the Metropolitan Series Fund, Inc. ("Fund"), dated March 3, 1997. You should keep this Supplement to the Prospectus for future reference.

  1. The names of the following Portfolios are changed wherever they appear in the Prospectus or SAI: the MetLife Money Market Portfolio is changed to the State Street Research Money Market Portfolio; the GFM International Stock Portfolio is changed to the State Street Research International Stock Portfolio.

  2. State Street Research is now the sub-investment manager with respect to the State Street Research Money Market Portfolio and has the day-to-day investment responsibility for the Portfolio. References to Metropolitan Life are replaced with references to State Street Research wherever the Prospectus or SAI refers to the entity that has day-to-day investment responsibility for that Portfolio.

  3. State Street Research is now the sub-investment manager of the State Street Research International Stock Portfolio. GFM is now the sub-sub-investment manager and will continue to have day-to-day investment responsibility for the State Street Research International Stock Portfolio. GFM's fees for sub-sub-investment management services are paid by State Street Research. Thus, as in the case of other sub-investment management fees, the sub-sub-investment management fees do not represent an additional cost to the Fund. References to GFM in the Prospectus or SAI are replaced with references to State Street Research, except where the reference is in connection with the entity that has day-to-day investment responsibility for the Portfolio. In addition, references that discuss the overall investment management of the Portfolio should now include State Street Research in addition to Metropolitan Life and GFM.

  4. On July 30, 1997, shareholders approved certain investment management fee changes that had been proposed to them. Consequently, the following replaces the first two sentences of the fourth paragraph on page 24 of the Prospectus:

  For providing investment management services to the State Street Research Money Market Portfolio, Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .25% of the average daily value of the aggregate net assets of that Portfolio. For providing investment management services to the State Street Research Growth Portfolio, Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .50% of such assets on the next $500 million and .45% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Income Portfolio, Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .35% of the average daily value of the aggregate net assets up to $250 million, .30% of such assets on the next $250 million and .25% of such assets on amounts over $500 million. For providing investment management services to the State Street Research Diversified Portfolio, Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .50% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .45% of such assets on the next $500 million and .40% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research International Stock Portfolio and the State Street Research Aggressive Growth Portfolio, Metropolitan Life receives monthly compensation at an annual rate of .75% of the average daily value of the aggregate net assets of each such Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion.

  5. On July 30, 1997, shareholders also approved certain sub-investment management fee changes that had been proposed to them. Consequently, the following replaces the sixth paragraph on page 24 and the first sentence of the first full paragraph on page 25 of the Prospectus:

PROSP-SUPPLEMENT (0897)                                970721KQ(exp0598)MLIC-LD

  For providing sub-investment management services with respect to the State Street Research Money Market Portfolio, State Street Research receives from Metropolitan Life an annual percentage fee, calculated on the month ending value of the aggregate net assets of the Portfolio, of .25%. For providing sub-investment management services with respect to the State Street Research Income Portfolio, State Street Research receives from Metropolitan Life an annual percentage fee, calculated on the month ending value of the aggregate net assets of the Portfolio, of .27% up to $250 million, .22% on the next $250 million and .17% on amounts over $500 million. For providing sub-investment management services with respect to the State Street Research Diversified Portfolio, State Street Research receives from Metropolitan Life an annual percentage fee, calculated on the month ending value of the aggregate net assets of the Portfolio, of .35% up to $500 million, .30% on the next $500 million and .25% on amounts over $1 billion. For providing sub-investment management services with respect to the State Street Research Growth Portfolio, State Street Research receives from Metropolitan Life an annual percentage fee, calculated on the month ending value of the aggregate net assets of the Portfolio, of .40% up to $500 million, .35% on the next $500 million and .30% on amounts over $1 billion. For providing sub-investment management services with respect to the State Street Research Aggressive Growth Portfolio and the State Street Research International Stock Portfolio, State Street Research receives from Metropolitan Life an annual percentage fee, calculated on the month ending value of the aggregate net assets of each such Portfolio of .55% up to $500 million, .50% on the next $500 million and .45% on amounts over $1 billion. For providing sub-sub-investment management services with respect to the State Street Research International Stock Portfolio, GFM receives from State Street Research an annual percentage fee calculated on the month ending value of the aggregate net assets of .50% up to $500 million, .45% on the next $500 million and .40% on amounts over $1 billion.

  During 1994, 1995 and 1996, sub-investment management fees for the State Street Research Growth, State Street Research Income, State Street Research Diversified, and State Street Research Aggressive Growth Portfolios aggregated $7,652,865, $10,412,735 and $14,979,746, respectively. No sub-investment management fees were paid to State Street Research with respect to the State Street Research Money Market Portfolio or the State Street Research International Stock Portfolio during these periods, because State Street Research did not become sub-investment manager for these Portfolios until August 1, 1997.

  6. The following replaces the first sentence of the last paragraph on page 26 of the Prospectus:

  The Scudder Global Equity Portfolio is managed by William E. Holzer, Diego Espinosa and Nicholas Bratt.

  7. The following is added to the end of the first paragraph on page 27 of the
Prospectus:

  Mr. Espinosa is a co-manager of global products at Scudder. Previously, he was responsible for Latin American research and was the portfolio manager of The Argentina Fund, Inc. Prior to joining Scudder in 1996, he was employed for two years at Morgan Stanley & Co. covering Latin American equities. He also worked for three years in management consulting with the Boston Consulting Group and for two years in corporate finance with Citibank's Latin American Banking Group. He received a BS in Civil Engineering from Tufts University in 1983, an MA from the Johns Hopkins University of Advanced International Studies in 1987, and an MBA from the Wharton School in 1991.

  8. The following is added as a new section following the section of the Prospectus entitled "Management of the Fund":

SUB-INVESTMENT MANAGER PERFORMANCE

  On March 3, 1997 the Loomis Sayles High Yield Bond Portfolio, the Janus Mid Cap Portfolio, and the Scudder Global Equity Portfolio commenced operations. Because of their relatively brief existence, no performance information is presented for these Portfolios. The following, however, sets forth total return information for the one-year, three-year, five-year and ten-year periods ended June 30, 1997 (or since inception, if more recent) for certain similar accounts that are managed by the respective sub-investment managers of these Portfolios. The tables also show the total return information for appropriate indices for the same periods. No similar performance information exists for T. Rowe Price Associates, Inc., the sub-investment manager of the

T. Rowe Price Small Cap Portfolio, which also commenced operations on March 3, 1997. The reason for this is that, although T. Rowe Price manages accounts with investment objectives similar to that of the T. Rowe Price Growth Portfolio, the investment strategies of such accounts are not substantially similar to those used in managing the Portfolio.

  THE PERFORMANCE INFORMATION SET FORTH BELOW DOES NOT REPRESENT THE PERFORMANCE OF ANY PORTFOLIO.

  In each case, the actual fees and expenses of the accounts whose performance is shown have been used, except as otherwise noted. Had each Portfolio's estimated fees and expenses been used, the performance figures would have been lower. Also, each sub-investment manager has represented to the Fund that, except as otherwise noted, the accounts for which performance figures are shown include all of the sub-investment manager's investment company and other accounts that (a) have been managed with investment objectives, policies, and strategies substantially similar to those used in managing the corresponding Portfolio and (b) are of sufficient size that their performance would be considered relevant to the owner of a policy or contract investing in that Portfolio.

  The performance figures set forth below do not reflect the deductions of sales, administrative expense, mortality risk, expense risk, or other charges or taxes under the terms of the variable annuity contracts and variable life insurance policies that may invest in the Fund. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Fund Portfolios in which they invest. Such contract and policy charges are discussed in detail in the appropriate product prospectus.

LOOMIS, SAYLES & COMPANY, L.P.

  Daniel J. Fuss and Kathleen C. Gaffney, portfolio managers of the Loomis Sayles High Yield Bond Portfolio, also serve in the same capacities for other non-mutual fund accounts that have investment objectives and investment policies that are substantially similar to those of the Loomis Sayles High Yield Bond Portfolio (the "High Yield Accounts").

  The information below does not include information with respect to the Loomis Sayles High Yield Fixed Income Fund, a series of the Loomis Sayles Investment Trust, or the Institutional Class of shares of the Loomis Sayles High Yield Fund, a series of the Loomis Sayles Funds. Both of these series are managed by Mr. Fuss and Ms. Gaffney and have investment objectives and investment policies that are substantially similar to those of the Loomis High Yield Bond Portfolio. For the Loomis Sayles High Yield Fixed Income Fund, whose assets were $25,159,431 as of June 30, 1997, the total return was 11.85% for the one-year period ended June 30, 1997 and 11.36% (annualized) for the period from inception (June 5, 1996) to June 30, 1997. For the Institutional Class of shares of the Loomis Sayles High Yield Fund, whose assets were $3,944,932 as of June 30, 1997, the total return was 8.96% for the period from inception (September 11, 1996) to June 30, 1997. The total return numbers for these series are net of their actual management fees and other expenses and are unaudited.

   ANNUALIZED TOTAL RETURN    LOOMIS SAYLES
      FOR PERIOD ENDING        HIGH YIELD   LIPPER HIGH YIELD  MERRILL LYNCH
   6/30/97 (UNAUDITED)(1)       ACCOUNTS     BOND FUND INDEX  HIGH YIELD INDEX
   -----------------------    ------------- ----------------- ----------------
ONE YEAR.....................     15.34%          14.24%           14.30%
THREE YEAR...................     15.58%          11.30%           12.82%
FIVE YEAR....................     15.24%          11.14%           11.60%
TEN YEAR.....................     13.54%           9.77%           11.41%

--------
(1) As of June 30, 1997 the High Yield Accounts included 20 non-mutual fund accounts with assets of $2,451,531,534. The total returns were calculated using a .90% expense ratio, which corresponds to the estimated first year expense ratio of the Loomis Sayles High Yield Bond Portfolio. Performance figures are based on historical performance and do not guarantee future results. The Merrill Lynch High Yield Bond Index is an unmanaged index of high current yield mutual funds. The Lipper High Yield Bond Fund Index is an index of actively managed high yield bond mutual funds. Performance for both indices has been obtained from public sources and has not been audited.

JANUS CAPITAL CORPORATION

  James P. Goff, portfolio manager of the Janus Mid Cap Portfolio, also currently serves in the same capacity for other accounts that have investment objectives and policies that are substantially similar to those of the Janus Mid Cap Portfolio (the "MidCap Accounts").

     ANNUALIZED TOTAL RETURN
        FOR PERIOD ENDING             JANUS MID CAP    LIPPER MID CAP S&P MIDCAP
     6/30/97 (UNAUDITED) (2)       ACCOUNTS COMPOSITE    FUND INDEX      400
     -----------------------       ------------------- -------------- ----------
ONE YEAR.........................         -1.67%           12.06%       17.61%
THREE YEAR.......................         18.44%           21.73%       23.37%
FIVE YEAR........................         17.00%           17.43%       22.43%
SINCE COMPOSITE INCEPTION (4/89).         20.45%           16.00%       17.64%

--------
(2) As of June 30, 1997, the composite included 38 accounts with assets of $2,054,310,000. 9 accounts are mutual funds and the information is net of their actual management fees and other expenses. 29 are non-mutual fund accounts and the information is net of their actual management fees and other expenses. Accounts enter the composite upon their first full quarter under full discretionary management in which assets exceed $1 million. Performance figures are based upon historical information and do not guarantee future results. The S&P MidCap 400 is an unmanaged index of common stock prices. The Lipper Mid Cap Fund Index is an index of actively managed mid cap mutual funds. Performance for both indices has been obtained from published sources and has not been audited.

SCUDDER, STEVENS & CLARK, INC.

  William E. Holzer, Diego Espinosa and Nicholas Bratt, the co-portfolio managers of the Scudder Global Equity Portfolio, also currently serve in the same capacities for other accounts that have investment objectives and investment policies that are substantially similar to the Scudder Global Equity Portfolio (the "Global Equity Accounts"). The Global Equity Accounts' total return information does not include information with respect to the Scudder Global Fund. This Fund is also managed by Messrs. Holzer, Espinoza and Bratt and has investment objectives and investment policies that are substantially similar to those of the Scudder Global Equity Portfolio. The total return information for this fund is set forth separately.

   ANNUALIZED TOTAL  RETURN FOR                           SCUDDER
      PERIOD ENDING 6/30/97         SCUDDER GLOBAL EQUITY GLOBAL  LIPPER GLOBAL MSCI ALL COUNTRY
          (UNAUDITED)(3)             ACCOUNTS COMPOSITE    FUND    FUND INDEX     WORLD INDEX
   ----------------------------     --------------------- ------- ------------- ----------------
ONE YEAR..........................          24.84%        24.91%      20.55%         19.78%
THREE YEAR........................          19.24%        16.71%      15.34%         14.26%
FIVE YEAR.........................          18.32%        15.30%      14.30%         13.37%
SINCE COMPOSITE INCEPTION (12/88).          14.39%          N/A       11.99%          8.19%
TEN YEAR..........................            N/A         12.10%       9.98%           N/A

--------
(3) As of June 30, 1997 this composite included 5 non-mutual fund accounts with assets of $1,053,515,000 and the total return information is net of their actual expenses. This composite excludes accounts with significant investment restrictions (i.e. social screens). As of June 30, 1997 Scudder Global Fund had assets $1,617,600,000. The total return information for the Scudder Global Fund is net of its actual management fees and other expenses. Performance figures are based upon historical information and do not guarantee future results. The MSCI All Country World Index is an unmanaged index of global equity stocks. The Lipper Global Fund Index is an index of actively managed global mutual funds. Performance for both indices has been obtained from public sources and has not been audited.

  9. On June 26, 1997, Scudder entered into an agreement with Zurich Insurance Company ("Zurich") that would result in Zurich acquiring a majority interest in Scudder. As part of the proposed transaction, Zurich Kemper Investments, Inc. will become part of Scudder and the new entity will be named Scudder Kemper Investments, Inc. It is anticipated that pursuant to a shareholder vote of the Scudder Global Equity Portfolio of the Fund on October 21, 1997, which will be effective as of the closing date of the proposed transaction, Scudder Kemper Investments, Inc. will become the sub-investment manager of the Scudder Global Equity Portfolio and references to Scudder will then be changed to references to the new entity, Scudder Kemper Investments, Inc. In all other material respects the sub-investment management arrangement with respect to the Scudder Global Equity Portfolio will remain the same.

                      Metropolitan Life Insurance Company
                               One Madison Avenue
                            New York, New York 10010